UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): June 2, 2006
                                                        ------------

                           QUINTEK TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

          California               000-50929                 77-0505346
----------------------------     -------------           --------------------
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File Number)           Identification No.)

 17951 Lyons Circle, Huntington Beach                        92647
 ------------------------------------                        -----
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 459-8188

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02         Termination of a Material Definitive Agreement.

Effective June 2, 2006, GMAC Mortgage Corporation ("GMAC") terminated the Master Services Agreement (the "Agreement") entered into with Quintek Technologies, Inc. (the "Company"). Pursuant to the Agreement, GMAC was paying the Company approximately $65,000 per month for document retention services provided by the Company. GMAC exercised its option to terminate, pursuant to the Agreement, upon 30 days prior written notice. The Company did not incur any penalties in connection with the termination by GMAC.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QUINTEK TECHNOLOGIES, INC.

Dated: June 7, 2006                  BY:   /s/ ROBERT STEELE
                                           -------------------------------------
                                           Robert Steele,
                                           President and Chief Executive Officer




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